Exhibit 10.1
SUBORDINATION AGREEMENT

FOR VALUE RECEIVED, and in order to induce DEUTSCHE BANK TRUST COMPANY AMERICAS (“Lender”) now and from time to time hereafter to extend financial accommodations to, or otherwise extend or continue to extend credit to or for the benefit of Viggle Inc., a corporation organized and existing under the laws of the State of Delaware (“Company”), each of the undersigned (each a “Creditor” and collectively, “Creditors”) does hereby subordinate payment of the indebtedness of Company to such Creditor evidenced by: (i) the notes, other instruments and/or documents set forth on Exhibit A hereto, and (ii) all other indebtedness of Company to such Creditor of every nature, howsoever evidenced, incurred or created, and whether now or hereafter owing (collectively, the “Subordinated Indebtedness”) to: (x) the obligations and liabilities of Company to Lender under that certain Term Loan Agreement dated as of March 11, 2013 (as amended on September 10, 2013) by and between Company and Lender, as the same may from time to time be or has been amended, restated, modified or supplemented, the “Loan Agreement”) and the other Loan Documents (as defined in the Loan Agreement), and (y) all other indebtedness of Company to Lender of every nature, howsoever evidenced, incurred or created, and whether now or hereafter owing ((x) and (y) collectively, the “Obligations”).
Each Creditor further subordinates to Lender any and all liens and security interests on the assets of Company heretofore and from time to time hereafter received by such Creditor to secure the payment of the Subordinated Indebtedness or as security for any other indebtedness of Company to such Creditor, howsoever evidenced, incurred or created, and whether now or hereafter owing (“Creditor’s Liens”), and in connection therewith agrees that: (i) any and all liens and security interests upon the assets of Company heretofore and from time to time hereafter received by Lender as security for the Obligations shall be superior to and take priority over Creditor’s Liens, regardless of the order of filing or perfection; (ii) Lender shall not owe any duty to any Creditor whatsoever as a result of or in connection with Creditor’s Liens, and, without limiting the foregoing, Lender shall not owe to any Creditor any duty of notice, marshalling of assets or protection of the rights or interests of any Creditor; and (iii) so long as this Agreement shall be in effect, no Creditor will take any action to foreclose or otherwise enforce any of Creditor’s Liens. Lender shall have the exclusive right to manage, perform and enforce the underlying terms of the Loan Agreement and the other Loan Documents relating to the assets of Company and to exercise and enforce its rights according to its discretion. Each Creditor waives all rights to affect the method or challenge the appropriateness of any action taken by Lender in connection with Lender’s enforcement of its rights under the Loan Agreement, the other Loan Documents and any and all other documents, instruments and agreements entered into in connection therewith. As between each Creditor and Lender, only Lender shall have the right to restrict, permit, approve or disapprove the sale, transfer or other disposition of the assets of Company. As between Lender and each Creditor, the terms of this Agreement shall govern even if all or part of Lender’s liens are avoided, disallowed, set aside or otherwise invalidated.
Upon any distribution of the assets or readjustment of the indebtedness of Company, whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Indebtedness, or the application of the assets of Company to the payment or liquidation thereof, Lender shall be entitled to receive payment in full of any and all Obligations then owing to it by Company prior to the payment of all or any part of the Subordinated Indebtedness, and in order to enable Lender to enforce its rights hereunder in any such action or proceeding, Lender is hereby irrevocably authorized and empowered in its discretion as attorney in fact for each Creditor to make and present for and on behalf of such Creditor such proofs of claims against Company on account of the Subordinated Indebtedness as Lender may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of any Obligations owing to Lender by Company.
Each Creditor will execute and deliver to Lender from time to time such assignments or other instruments as may be required by Lender in order to enable it to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all or any part of the Subordinated Indebtedness.
Each Creditor hereby acknowledges that the Subordinated Indebtedness is and shall be expressly subordinated in right of payment to the Obligations and no Creditor will accept and Company shall not make any payment in respect of the Subordinated Indebtedness until such time as the Obligations have been indefeasibly paid in full. No Creditor shall now or hereafter directly or indirectly (i) ask, demand, sue for, take or receive payment of all or any part of the Subordinated Indebtedness or any collateral therefor, and Company shall not be obligated to make any such payment, and the failure of Company so to do shall not constitute a default by Company in respect of the Subordinated Indebtedness, (ii) seize any property of Company or (iii) institute or join any petition for any insolvency, bankruptcy, receivership or similar proceeding against Company. In the event any Creditor shall receive any payment in respect of the Subordinated Indebtedness when such Creditor is not permitted to receive such payment in accordance with the terms of this Agreement, then such Creditor shall forthwith deliver, or cause to be delivered, the same to Lender in precisely the form held by such Creditor (except for any necessary endorsement) and until so delivered the same shall be held in trust by such Creditor as the property of Lender.

Without the prior written consent of Lender, no Creditor will at any time while this Agreement remains in effect (a) amend or modify any term or provision of any document, instrument or agreement evidencing the Subordinated Indebtedness if such amendment or modification violates or contradicts the terms of this Agreement, or (b) assign or transfer any right, claim or interest of any kind in or to any of the Subordinated Indebtedness or any collateral therefor unless, prior to the consummation of any such assignment or transfer, the assignee or transferee thereof shall execute and deliver to Lender an agreement substantially identical to this Agreement, providing for the continued subordination of the Subordinated Indebtedness to the Obligations as provided herein and for the continued effectiveness of all of the rights of Lender arising under this Agreement.
Lender may at any time, in its discretion, renew or extend the time of payment of all or any existing or future Obligations of Company to Lender or waive or release any collateral which may be held therefor at any time, and in connection therewith may make and enter into any such agreement or agreements as it may deem proper or desirable without notice to or the consent of any Creditor and without in any manner impairing or affecting this Agreement or any of Lender’s rights hereunder.
Each Creditor warrants to Lender that: (i) Creditors are the owners of the Subordinated Indebtedness; (ii) each Creditor has the full right, power and authority to make, execute and deliver this Agreement; (iii) no Creditor has heretofore assigned, pledged or granted a security interest or other lien, right or interest in the Subordinated Indebtedness or any instrument or document evidencing the Subordinated Indebtedness to any third party; (iv) this Agreement is valid and binding upon each Creditor and is and will be enforceable by Lender in accordance with its terms (except as limited by bankruptcy and other laws affecting the rights of creditors generally); and (v) Company is not now in default with respect to the Subordinated Indebtedness or any part thereof. This Agreement shall be effective as of the date hereof and shall continue in effect until all of the Obligations have been indefeasibly paid in cash, performed and satisfied in full.
This Agreement shall continue in full force and effect after the filing of any petition (“Petition”) by or against Company under the United States Bankruptcy Code (the “Code”) and all converted or succeeding cases in respect thereof. All references herein to Company shall be deemed to apply to Company as debtor-in-possession and to a trustee for Company. If Company shall become subject to a proceeding under the Code, and if Lender shall desire to permit the use of cash collateral or to provide post-Petition financing from Lender to Company under the Code, each Creditor agrees as follows: (1) adequate notice to such Creditor shall be deemed to have been provided for such consent or post-Petition financing if such Creditor receives notice thereof three (3) business days (or such shorter notice as is given to Lender) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by such Creditor to any such use of cash collateral or such post-Petition financing from Lender.
Subject to the prior payment in full in cash of the Obligations, to the extent that Lender has received any payment on the Obligations which, but for this Agreement, would have been applied to the Subordinated Indebtedness, each Creditor shall be subrogated to the then or thereafter rights of Lender including, without limitation, the right to receive any payment made on the Obligations until the Subordinated Indebtedness shall be paid in full; and, for the purposes of such subrogation, no payment to Lender to which any Creditor would be entitled except for the provisions of this Agreement shall, as among the Company, its creditors (other than Lender) and such Creditor, be deemed to be a payment by Company to or on account of the Obligations, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of each Creditor on the one hand, and Lender on the other hand.
This Agreement shall be binding upon Creditors and their respective successors and assigns and shall inure to the benefit of Lender and its successors and assigns. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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NY1171677.4 217938-00001	2

THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.
Dated: __________, 2013
CREDITOR:
________________________

Name: ________________________
Address:        ___________________

        ___________________

Attention:    ___________________

Telephone No.:	___________________

Facsimile No.:	___________________

NY1171693	SIGNATURE PAGE TO SUBORDINATION AGREEMENT

ACKNOWLEDGED AND ACCEPTED:
DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:
By:
Name:
Title:

Address:	345 Park Avenue NYC 20-1414 New York, NY 10154

Attention:	Private Wealth Management / Lending

Telephone No.:	(212) 454-0829

Facsimile No.:	(212) 454-3438

NY1171693	SIGNATURE PAGE TO SUBORDINATION AGREEMENT

AGREEMENT NOT TO PAY SUBORDINATED INDEBTEDNESS
The undersigned hereby acknowledges receipt of a copy of the above and foregoing Agreement and agrees not to pay any of the Subordinated Indebtedness until such time as the Obligations have been indefeasibly paid in full.
VIGGLE INC.
By:
Name:
Title:

NY1171693	SIGNATURE PAGE TO SUBORDINATION AGREEMENT